UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 9, 2009

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On February 9, 2009, the Board of Directors of Johnson & Johnson (the “Company”) approved an amendment to Section 6 of Article I of the Company’s amended By-Laws to require that, in uncontested Director elections (i.e., elections where the number of Director nominees does not exceed the number of Directors to be elected), Director nominees receive the affirmative vote of a majority of the votes cast in order to be elected to the Board of Directors of the Company.  The Company's “Director Resignation Policy for Incumbent Directors in Uncontested Elections”, which relates to this By-Law amendment, may be found in the "Investors: Corporate Governance" section of the Company's website at www.jnj.com.  The Company’s amended By-Laws are attached as an exhibit to this Report.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                        Description

3.1            Johnson & Johnson By-Laws, as amended February 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date: February 13, 2009	By:	/s/ Steven M. Rosenberg
Steven M. Rosenberg
Secretary

EXHIBIT INDEX

Exhibit No.                        Description

3.1            Johnson & Johnson By-Laws, as amended February 9, 2009